Exhibit 99.1

INVESTOR PRESENTATION SEPTEMBER 2021 1

SAFE HARBOR STATEMENT In this presentation, we make certain statements and reference other information that are “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The PSLRA provides a safe harbor under the Securi tie s Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, for forward - looking statements that relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance. Forward - looki ng statements involve known and unknown risks, uncertainties, and other factors that may result in materially differing actual r esu lts. We can give no assurance that our expectations expressed in forward - looking statements will prove to be correct. Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forw ard - looking statements are discussed in further detail in Selective’s public filings with the United States Securities and Exchan ge Commission. We undertake no obligation to publicly update or revise any forward - looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require. This presentation also includes certain non - GAAP financial measures within the meaning of Regulation G, including “non - GAAP operating earnings per share,” “non - GAAP operating income,” and “non - GAAP operating return on equity.” Definitions of these non - GAAP measures and a reconciliation to the most comparable GAAP figures pursuant to Regulation G are available in our Annual Report on Form 10 - K and our Supplemental Investor Package, which can be found on our website < www.selective.com > under “Investors/Reports, Earnings and Presentations.” We believe investors and other interested persons find these measurements beneficial and useful. We have consistently provided these financial measurements in previous investor communications so they have a consistent basis for comparing our results between quarters and with our industry competitors. These non - GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to place undue reliance on these non - GAAP measures in assessing our overall financial performance. 2

OVERVIEW 3

2020 Non - GAAP Operating ROE of 10.5%* State Footprint ** 27 Market Cap (as of 9/7/2021 ) $4.9B Years of Financial Strength and Superior Execution 90+ 2020 NPW ( up 3% Y/Y )*** $2.8B 2020 GAAP Combined Ratio*** 94.9% 4 A TRACK RECORD OF SUPERIOR EXECUTION A Seven - Year Track Record of Double - Digit Non - GAAP Operating ROEs* and Above Average Industry Growth *Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measure s. **State Footprint refers to Commercial Lines only and includes D.C. *** Specific COVID - 19 - related items lowered 2020 NPW growth by approximately four points, increased the combined ratio by 1.1 po ints, and lowered the non - GAAP operating ROE by 1.1 points. 4

OUR SUSTAINABLE COMPETITIVE ADVANTAGES Competitive Position Enhanced by Working Towards the Benefit of all our Stakeholders • Enables effective management of pricing and retention • Presents significant opportunity for profitable growth • Agent overall satisfaction rating of 8.8/10 • Locally - based underwriting, claims, and safety management specialists • Agile capability and excellent data analytics • Sophisticated pricing and underwriting tools • Total attention to customer experience • Developing holistic solutions for 24 - hour omni - channel shared experience • Increased customer engagement • Value - added services 5 Franchise value distribution model with high - quality partners Superior omni - channel customer experience delivered by best - in - class employees Unique field model enabled by sophisticated tools and technology

SUMMARY OF OUR OPERATIONS • Focused on disciplined growth • Strong calendar year profitability; Commercial Auto improving, but remains an area of focus • Drivers of results include strong new business growth and retention, and solid renewal pure price increases • Competitive dynamics hurting personal auto growth, but market appears poised for turn • Shifting focus to “mass - affluent” market that places greater value on product and services • Fourth largest “Write Your Own” National Flood Insurance Program writer; partial hedge for catastrophe losses • Focus on achieving target combined ratio; top - line will depend on market conditions • “E&S light” product mix • Margin improvement through targeted price increases, exiting challenged segments, and claim outcome improvements 6 Commercial Lines (80% of NPW) Excess & Surplus (9% of NPW) Personal Lines (11% of NPW) Note: Premium breakdown as of year - end 2020

SELECTIVE
BE UNIQUELY INSURED®

SUPER REGIONAL COMPANY WITH NATIONAL CAPABILITIES

Standard Commercial
(80% of NPW)



27
States & D.C.

~1,400
distribution partners

Standard Personal
(11% of NPW)



15
States

~850
distribution partners
(~6,000 for WYO flood)

E&S
(9% of NPW)



50
States & D.C.

~90 wholesale
distribution partners

Note: Premium breakdown as of year-end 2020

7

• Superior 16.4% non - GAAP operating ROE* in 1H21 driven by: ̶ Solid underwriting profitability ̶ Manageable CAT losses ̶ Strong investment contribution • 2020 results include elevated CAT losses • Track record of generating ROEs well in excess of our cost of capital and peer group averages STRONG ROE OUTPERFORMANCE RELATIVE TO PEERS 8 10.3% 16.4% 8.6% 9.1% 0% 5% 10% 15% 2014 2015 2016 2017 2018 2019 2020 1H21 SIGI Peer Avg. Elevated CAT losses * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measur es. Peer index includes TRV, HIG, CNA, CINF, THG, and UFCS Seven consecutive years of double - digit non - GAAP operating ROEs* averaging 11.5% between 2014 and 2020 Historical Non - GAAP Operating ROEs*

FIRST HALF 2021 HIGHLIGHTS • Consolidated combined ratio of 89.5% • NPW growth of 19% (reported) and 11% (underlying) • After - tax net investment income up 136% over prior year • Annualized non - GAAP operating ROE* of 16.4% EXCELLENT HISTORICAL OPERATING RESULTS 9 95.2% 89.0% 85% 90% 95% 100% 2014 2015 2016 2017 2018 2019 2020 2021F Underlying Combined Ratio** Reported Combined Ratio COVID - 19 impacts and elevated CAT losses Historical GAAP Combined Ratios 2021 REVISED GUIDANCE • Underlying combined ratio of 89.0% (assuming no further prior year casualty reserve development) • Catastrophe losses of 4.0 points • $220 million of after - tax net investment income • 20.5% overall effective tax rate • 60.5 million weighted average shares ** Underlying GAAP combined ratio excludes catastrophe losses and prior year casualty reserve development 2021F underlying combined ratio guidance includes two points of favorable casualty reserve development in the first half of the yea r * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measur es.

10 OUR STRATEGIC INITIATIVES

11 OUR MAJOR STRATEGIC INITIATIVES Deploy sophisticated underwriting and pricing tools to achieve price increases ≥ loss trends Expanding “share of wallet” and new agent appointments; geo - expansion Continue to deliver superior omni - channel customer experience CONTINUED PROFITABLE GROWTH LEVERAGE SOPHISTICATED TOOLS TO ACHIEVE ADEQUATE PRICING EXCELLENT CUSTOMER SERVICE CULTURE FOCUSED ON INNOVATION AND SUSTAINABILITY A culture of innovation and ideation, centered around diversity, equity, and inclusion

• Selective’s renewal pure price increases exceeded industry average from 2009 - 2018 • An attractively priced book with strong embedded profitability; industry pricing trends provide tailwind for additional increases • Ability to obtain appropriate price enabled by: ̶ Strong distribution partner relationships ̶ Sophisticated tools and actionable data ̶ Culture of underwriting discipline CONSISTENTLY ACHIEVING PRICE INCREASES IN ALIGNMENT WITH LOSS TREND 76% 80% 84% 88% -2.0% 2.0% 6.0% 10.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1H21 SIGI Pricing CLIPS Pricing SIGI Retention Renewal Pure Price (%) Selective’s 2Q 2021 Commercial Lines renewal pure price increases averaged 5.5% 12 Commercial Lines Pricing and Retention

13 A GRANULAR APPROACH TO PRICING AND UNDERWRITING Commercial Lines Pricing by Retention Group % of Premium 25% 25% 25% 15% 11% As of June 30, 2021 May not foot due to rounding. Strong focus on developing tools and technologies that enable more efficient decision making • Portfolio management approach yields higher retention and rate • Account - specific pricing, including: ̶ Predictive modeling ̶ Relative loss frequency and severity ̶ Pricing deviation ̶ Hazard and segment consideration

14 TARGETING PROFITABLE GROWTH OVER TIME Historical Net Premiums Written • Target of growing “share of wallet” to 12% with existing distribution partners • Target of appointments to represent 25% share in existing markets • Geo - expansion • New products and M&A Additional NPW opportunity of about $3B by achieving a 3% commercial lines market share in existing footprint LOWER RISK HIGHER RISK Commercial Lines Growth Drivers 6% NPW CAGR from 2013 - 2020 compared with 4% growth for P&C insurance industry* 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 $0B Managed Premium Volume During Soft Market $3.0B * P&C insurance industry NPW growth based on figures from AM Best Aggregates & Averages .

15 INITIATIVES FOCUSED ON PROFITABLE GROWTH Shifting Personal Lines focus towards “mass affluent” market that is less price - sensitive, and derives greater value from coverage and services MarketMax ® provides our distribution partners with insights into their portfolio and positions them to expand their relationship with us E&S automation platform enhances competitive position New small business agency interface enhances opportunities by significantly streamlining quoting and issuance process

Diversification and spread of risk, with a target of having national capabilities 16 GREENFIELD GEO - EXPANSION ENHANCES GROWTH OPPORTUNITIES A disciplined approach to geo - expansion Footprint States Targeted Expansion States for 2022 2017 – 2018 • Established new Southwest regional hub by entering AZ, CO, NM, and UT for commercial lines • AZ and UT for personal lines • Initial growth and profitability has been better than expectations 2022 • Targeted expansion into AL, ID and VT (subject to regulatory approval)

Customer - centricity is core to who we are as a company DELIVER A SUPERIOR OMNI - CHANNEL EXPERIENCE 17 “360 - DEGREE” VIEW OF CUSTOMER PROACTIVE MESSAGING VALUE - ADDED SERVICES SUCH AS SELECTIVE ® DRIVE FULL DIGITAL - ENABLED CAPABILITIES OMNI - CHANNEL CX IN 24/7 ENVIRONMENT • Changing expectations from customers, and potential disruptive threats from traditional and non - traditional competitors • Partnering with agents to provide a seamless customer experience • Identifying value - added services offerings such as Selective® Drive and Security Mentor® to increase new business hit ratios and retention rates • Customized proactive messaging for product recalls, notices of loss, and policy changes • Full digital capabilities 17

18 DEVELOPING LEADERSHIP IN ENVIRONMENTAL, SOCIAL, AND GOVERNANCE DISCLOSURES A Culture of Strong Governance and Transparency Understanding and Attempting to Mitigate Climate Change Risk Providing Customers with Empathetic Claims Services and Risk Mitigation Solutions Building a Highly Engaged Team of Employees and Leaders Having a Positive Impact on our Communities and Society DRIVING SUSTAINABLE IMPACT Risk oversight and mitigation Capital allocation away from specific environmentally hazardous classes Reducing our carbon footprint Responsive claims service Seamless omni - channel customer experience Value - added tools and technologies to help mitigate customer risk Strong focus on attracting, retaining, and promoting the best talent Emphasis on workplace flexibility Significant initiatives to advance DE&I Financial contributions through The Selective Insurance Foundation Investing in strengthening our communities Sustainability Committee overseen by senior management and CGNC of the Board Diverse and engaged Board with strong oversight of key areas 18

DE&I INITIATIVES TO DRIVE EMPLOYEE ENGAGEMENT Increased Board diversity with recent appointments Building a leadership culture centered around inclusivity, including appointing a dedicated DE&I leader Employee hiring, retention, evaluation, and promotion practices targeted towards increasing diversity across all levels within the organization Senior leadership business objectives tied to supporting and participating in DE&I initiatives Initiated a series of company - wide conversations around racial equality facilitated by DE&I Council members and our Human Resources team Mandatory Unconscious Bias training for all new and current employees We continue to focus on building a culture that fosters innovation and idea generation, and is centered on the values of diversity, equity, and inclusion 19 Promoting diversity, equity, and inclusion is a key facet of driving employee engagement and enhancing innovation and creativity

FINANCIAL OVERVIEW 20

LOWER RISK PROFILE AND STRONG FINANCIAL STRENGTH A LOWER RISK PROFILE • Strong balance sheet underpinned by a conservative approach to: ̶ Managing the investment portfolio ̶ Purchasing reinsurance protection ̶ Loss reserving • Conservative business and balance sheet profile allows for higher operating leverage Low to Medium Hazard Writer AM Best A* S&P A Moody’s A2 Fitch A+ * Our A rating from AM Best is currently on positive outlook 21

22 A WRITER OF PREDOMINANTLY LOW - TO MEDIUM - HAZARD RISKS A lower volatility portfolio of risks Percent of Policies with TIV* or Limits of $1M or Less Property Casualty Standard Commercial Lines 78% 87%** Standard Personal Lines 84% 98% E&S Lines 97% 98% Notes: Figures as of December 31, 2020 * TIV refers to total insured value ** Excludes workers compensation policies, which do not have statutory policy limits • Manage volatility of underwriting results, in part through maintaining a smaller limit profile • Low account sizes (premium per policyholder) averaging: ̶ $13K for Standard Commercial ̶ $2.4K for Standard Personal ̶ $3K for E&S • Low reinsurance attachment points for property (per risk) and casualty (per occurrence) 22

Fixed Income 87% Short-Term 5% Equities 4% Alternatives & Other 4% 23 CONSERVATIVE INVESTMENT PORTFOLIO Investment Portfolio at 6/30/21 $7.8B of Investments • Core fixed income and short - term investments comprise 92% of the investment portfolio: ̶ “A+” average credit quality ̶ Effective duration of 3.9 years • Risk asset allocation (high yield, public equity, and alternatives) at 11.6% of invested assets • Ongoing work to further diversify our alternative investments portfolio by strategy and vintage A conservative investment management philosophy, with a focus on highly rated fixed income securities 23

ACTIVE PORTFOLIO MANAGEMENT DRIVES INVESTMENT RESULTS 24 Historical After - Tax Fixed Income Portfolio Yields • Revised guidance of after - tax net investment income of $220M in 2021: ̶ $55M of after - tax net investment income from our alternative investments ̶ Continued pressure on new money yields for fixed income investments ̶ Reinvestment of strong operating cash flows 2.2% 1.9% 1.9% 2.1% 2.8% 2.9% 2.6% 2.6% 1.0% 2.0% 3.0% 2014 2015 2016 2017 2018 2019 2020 1H21 After - tax yield on our fixed income portfolio was 2.6% for 1H 2021 24

25 Relatively low historical combined ratio volatility from catastrophe losses HISTORICAL CATASTROPHE LOSS IMPACT BELOW INDUSTRY AVERAGE Impact of Catastrophe Losses on Combined Ratio Note: Catastrophe impact for P&C industry based on AM Best estimates; 2021 forecast based on SIGI full - year guidance and AM Best estimate from Feb. 2021 • Catastrophe loss impact over the past 20 years has averaged: ̶ 5.3 percentage points for the P&C industry ̶ 2.9 percentage points for Selective • Catastrophe loss mitigation initiatives include: ̶ Strict guidelines around coastal properties ̶ Focus on geographic diversification and growth that minimizes peak catastrophe aggregations ̶ Conservative reinsurance program 0 6 12 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 Elevated frequency of CAT losses P&C Industry pts SIGI

Balance sheet protection through conservative program and strong panel of reinsurance partners 26 CONSERVATIVE REINSURANCE PROGRAM 1% 1% 1% 2% 2% 4% 15% 0% 6% 12% 18% 25 50 100 150 200 250 500 (Return Period in Years) Net Single - Event Hurricane Loss* as a % of Equity * Single event hurricane losses are net of reinsurance, after tax, and reinstatement premiums as of 1/1/21. GAAP equity as of 12/31/20. • 2021 property catastrophe treaty structure: ̶ Coverage of $785M in excess of $40M retention ̶ $281M in collateralized limit, primarily in the top layer of the program ̶ Additional earnings volatility protection from our non - footprint $35M in excess of $5M layer • Property XOL treaty covers losses up to $57M in excess of $3M retention on a per risk basis. • Casualty XOL treaty covers losses up to $88M in excess of $2M retention on a per occurrence basis. 26

Fifteen consecutive years of net favorable casualty reserve development 27 STRONG RESERVING TRACK RECORD • Disciplined reserving practices: ̶ Quarterly actuarial reserve reviews ̶ Semi - annual independent review ̶ Independent year - end opinion • Favorable reserve development in Workers Compensation and General Liability was partially offset by modest strengthening in Commercial Auto during 2020 Impact of Casualty Reserve Development on our Combined Ratio 0.0% 2.0% 4.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1H21 27

28 ROLLFORWARD OF UNDERLYING COMBINED RATIO (1) Gross trend is 4.0% and gross earned rate is 4.7%. (2) Per our guidance as of February 2021 (3) Represents our 1H21 prior accident year reserve development and assumes no future casualty reserve development Expense (includes PH Dividends) 2020 Underlying Combined Ratio Loss Trend Renewal Earned Rate 2021 Forecasted Underlying Combined Ratio Net COVID - 19 & Related Benefits Other 2020 Adjusted Underlying Combined Ratio UW Mix & Claims Benefits Higher Reinsurance Costs (1) Calendar Year Reserve Development 2021 guidance assumes CAT budget of 4.0 points and no further reserve development 2021 Forecasted Combined Ratio (ex - CAT) (1) (3) (2)

• 2020 expense ratio of 33.8% includes 1.1 points of specific COVID - 19 - related items • Expecting expense ratio improvement in 2021 and over the next few years Areas for operational enhancements include: • Workflow and process improvements • Robotics and artificial intelligence • Talent development • Product innovation 29 STRONG CAPITAL AND LIQUIDITY POSITION, GREATER FOCUS ON EXPENSES EXPENSE MANAGEMENT • Debt - to - capital ratio of 16.0% • NPW to surplus ratio of ~1.3x is slightly below target range of 1.35x – 1.55x • Parent company cash and investments totaling ~$505M is well in excess of our target of 2x annual recurring outflow • Instituted opportunistic $100M share repurchase authorization • Investing in the business currently provides the most attractive capital deployment opportunities CAPITAL AND LIQUIDITY PLAN 29 Financial statistics are as of June 31, 2021

30 A FOCUS ON ROE AND GROWTH IN BOOK VALUE PER SHARE Strong Track Record of Book Value per Share Growth and Shareholder Value Creation Over Time Generating non - GAAP operating ROE* in line with our long - term target Superior growth in book value per share Expected Higher total shareholder returns over time * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measur es. $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0 $10 $20 $30 $40 $50 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 1H21 ($ in millions) GAAP Stockholders' Equity Book Value Per Share 30

31 TOTAL SHAREHOLDER RETURNS HAVE OUTPERFORMED BENCHMARKS OVER LONGER TERM Total Shareholder Return • Solid long - term outperformance in TSR relative to S&P P&C insurance and S&P 500 indices • Share price performance has reflected our ability to generate strong and consistent financial results Our stock has outperformed peers and equity markets over the past 10 - year period 12.2% 22.0% 56.2% 17.9% 19.6% 8.5% 15.3% 40.8% 17.6% 14.8% 3.9% 8.0% 31.6% 9.9% 13.1% 0% 10% 20% 30% 40% 50% 60% SIGI S&P 500 S&P Prop/Cas 5 Years 10 Years 1 Year 2Q21 1H’21 Note: Total shareholder return calculations as of June 30, 2021 31

OUR VALUE PROPOSITION Franchise value distribution model with best - in - class partners Unique field model enabled by sophisticated technology Strong customer experience * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measur es Leveraging our competitive strengths to generate sustained financial outperformance Excellent growth opportunities within footprint and geo - expansion Solid underwriting margins, and non - GAAP operating ROEs* in line with our financial targets Conservative approach to risk selection and balance sheet management 32

INVESTOR PRESENTATION SEPTEMBER 2021 33